Exhibit 99.2

Certain personally identifiable information has been omitted from this exhibit pursuant to item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

A PURCHASE OF THE TOKENS INVOLVES A HIGH DEGREE OF RISK. YOU SHOULD CAREFULLY REVIEW THIS AGREEMENT AND THE INFORMATION CONTAINED IN THIS AGREEMENT, AS WELL AS ALL PUBLICLY AVAILABLE INFORMATION ON THE AVAX.NETWORK WEBSITE AND ELSEWHERE BEFORE MAKING A PURCHASE DECISION. PLEASE READ THIS IMPORTANT NOTICE AT https://www.avax.network/important-notice.

AVAX TOKEN SALE AGREEMENT

Dated October 1, 2025

A. Purchaser Information
Name	Avalanche Treasury Company LLC
Address	1209 Orange Street, Wilmington, Delaware 19801
Main Contact	Laine Litman
Main Contact Email Address	[***]
Notice Address	413 W 14th Street, Floor 2, PMB 4633, New York, NY 10014
Notice Email Address	[***]

B. Purchase and Sale Information
Discount:	60%
Cash Consideration:	USD $50,000,000 (post-discount) or USD Coins (USDC)
Consideration Shares:	USD $30,000,000 (post-discount) in the form of up to 3,000,000 Class A Shares in Pubco
Total Purchase Price:	USD $80,000,000 (post-discount) (the “Total Purchase Price”)
Lockup:	5 years as set forth in Section 4.

This AVAX Token Sale Agreement (“Agreement”) is made as of the date first written above (the “Effective Date”), between Avalanche (BVI), Inc., a British Virgin Islands business company (“Avalanche BVI”), Avalanche Cayman, a Cayman Islands exempted company (“Avalanche Cayman” and together with Avalanche BVI, the “Company”), purchaser whose information is set forth in Table A above (the “Purchaser”) and Avalanche Treasury Corporation, a Delaware corporation (“Pubco”). The Company, the Purchaser and Pubco are referred to herein individually as a “Party” and collectively as the “Parties.”

Avalanche (BVI) - Form Token Sale Agreement (U.S.)

WHEREAS, Pubco is a company established to (together with Purchaser) carry out a business combination with an existing special purpose acquisition company (de-SPAC) for the purposes of: (i) holding and managing AVAX tokens, (ii) offering equity investors public market exposure to the long-term value of the Avalanche Network, (iii) supporting the visibility and liquidity of ecosystem tokens in regulated capital markets, and (iv) promoting, through long-term governance and capital deployment, the development and adoption of the Avalanche network (the “Transaction”).

WHEREAS, as a result of the Transaction the Purchaser will be an indirect subsidiary of Pubco.

WHEREAS, on the date hereof the Avalanche BVI, Avalanche Cayman, the Purchaser and Dragonfly Digital Management, LLC (“Dragonfly”) entered into an Asset Purchase and Contribution Agreement (“Contribution Agreement”) pursuant to which, among other things, the Company agreed to sell a number of AVAX tokens, the native cryptocurrency on the Avalanche Network (the “Tokens”) to the Purchaser.

THIS CERTIFIES THAT on the Effective Date, each of Avalanche BVI and Avalanche Cayman shall sell to the Purchaser and the Purchaser shall purchase (the “Token Closing”) the number of Tokens from each of Avalanche BVI and Avalanche Cayman as set forth on Exhibit B in exchange for: (i) the payment by the Purchaser to Avalanche BVI of the Cash Consideration on the Effective Date; and (ii) the issuance by Pubco to Avalanche Cayman of the Consideration Shares, as specified in Section 2 of this Agreement on the date of closing of the Transaction (the “BCA Closing Date”), in each case as set forth in Table B, on the conditions and subject to the terms set forth below and in the Contribution Agreement (collectively, the “Token Purchase ”).

1	PURCHASE AND SALE INFORMATION

1.1 SALE OF TOKENS. The Purchaser acknowledges that other purchasers may acquire Tokens directly from the Company on different terms and conditions, including at prices below or above the Purchase Price Per Token (calculated in accordance with, and defined in Section 1.2 below), all as determined from time to time by the Company in its sole discretion. The Purchaser has no right to a different Purchase Price Per Tokens for any Tokens sold hereunder under any circumstances.

1.2 DETERMINATION OF PRICE PER TOKEN. The number of Tokens that the Purchaser is eligible to receive shall be determined by (a) first calculating the price of each Token in accordance with the following formula: (i) $27.33 multiplied by (ii) 40% (“Purchase Price Per Token”) and (b) then dividing the Total Purchase Price by the Purchase Price Per Token.

2	OFFER AND SALE

2.1 Payment. The Purchaser covenants and agrees to pay the Cash Consideration to Avalanche BVI on the Effective Date and Pubco covenants and agrees to issue the Consideration Shares to Avalanche Cayman on the BCA Closing Date. To the Purchaser’s knowledge, the funds, including any fiat, virtual or crypto currency, Purchaser uses to purchase Tokens are not derived from or related to any unlawful activities, including but not limited to money laundering and terrorist financing, and the Purchaser will not use the Tokens to finance, engage in, or otherwise support any unlawful activities. The Purchaser confirms that it is not, and has not been involved in any type of activity associated with money laundering or terror financing, nor violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption or anti-bribery legislation, nor was ever subject to any investigation by, or has received a request for information from any governmental body relating to corruption or bribery under any statute and the Purchaser hereby consents to the Company running any checks or enquiries with third parties.

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2.2 Form of Payment. The Purchaser shall deliver on the Effective Date, $50,000,000 in cash in United States dollars or USD Coins (USDC) (the “Cash Consideration”). Pubco shall deliver on the BCA Closing Date, $30,000,000 in the form of 3,000,000 Class A Shares in Pubco (each, a “Consideration Share”, and collectively, the “Consideration Shares”).

2.3 Consideration Warrants in Lieu of Consideration Shares. Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge that if, at any time following the BCA Closing Date, the Class A Shares of Pubco cease to be nonvoting securities (including, without limitation, as a result of the conversion of Class A Shares of Pubco into voting securities following the cancellation of all the then outstanding Class B shares of Pubco), Avalanche Cayman may become the beneficial owner, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder, of a number of Consideration Shares in excess of 4.7% (the “Maximum Percentage”) of the then-outstanding Class A Shares of Pubco. If, at any time following the BCA Closing Date, the Consideration Shares issued by Pubco to Avalanche Cayman under Section 2.1, in the form of payment specified in Section 2.2 (i) become voting securities of Pubco (the “Conversion”) and (ii) at the time of such Conversion, Avalanche Cayman’s beneficial ownership of Pubco, as determined in accordance with Section 13(d) of the Exchange Act, and the rules promulgated thereunder, exceeds the Maximum Percentage, Avalanche Cayman may request in writing that Pubco exchanges the number of Consideration Shares in excess of the Maximum Percentage (the “Excess Shares”) for an equal number of pre-funded warrants convertible, at the Foundation’s request, into Pubco Class A Shares on a one-to-one basis (the “Consideration Warrants”). Within five (5) calendar days of the later of (i) Pubco’s receipt of Avalanche Cayman’s written request, and (ii) the return of the Excess Shares by Avalanche Cayman to Pubco for cancellation, Pubco shall issue to Avalanche Cayman a number of Consideration Warrants equal to the number of Excess Shares returned to Pubco. For the avoidance of doubt, the total consideration paid by Pubco to Avalanche Cayman on the BCA Closing Date shall equal $30,000,000.

2.4 Transfer of Title. The Parties agree that title to the Foundation Tokens shall pass on the Effective Date from the Company to the Purchaser upon (i) confirmation of receipt of Cash Consideration, (ii) the satisfaction of the Conditions to Token Delivery in Section 3.2, and (iii) the Company’s initiation of the transfer of Foundation Tokens to the Purchaser’s designated Wallet address and such transfer of title shall be deemed to occur at the Company’s principal place of business located outside the United States.

3	TOKEN DELIVERY

3.1 Delivery. Subject to the terms and conditions set forth herein, the delivery of Tokens contemplated by this Agreement (the “Delivery”) shall occur on the Effective Date.

3.2 Conditions to Token Delivery. The Token Closing is subject to the satisfaction or waiver in writing by the Company of the conditions below:

3.2.1 Each of the conditions set forth in Section 1.9 of the Contribution Agreement shall be satisfied; and

3.2.2 The Purchaser shall provide to the Company, in writing, a network wallet address on the Avalanche Network as set forth on the signature page hereto (“Wallet”) to which the number of Tokens will be delivered; provided that any proposed change to the Wallet address after the Effective Date will require the prior written consent of the Company, not to be unreasonably withheld.

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4	RESTRICTIONS ON TOKENS

4.1 Acknowledgement. Notwithstanding anything to the contrary herein, the Purchaser, Pubco and the Company acknowledge and agree that the Tokens delivered to the Purchaser pursuant to this TSA (as applicable as of the applicable date of determination, the “Restricted Tokens”) shall be subject to the restrictions set forth in this Section 4 and may be subject to further restrictions on transferability as required by applicable laws and regulations as determined by the Company in its reasonable discretion. Each of the Purchaser and Pubco acknowledges and agrees that a breach of Section 4 may result in substantial injury and irreparable harm to the Company and that money damages may not be a sufficient remedy for such breach or may be impossible to compute. Therefore, in the event that either the Purchaser or Pubco engages in any act that violates or breaches any provision of this Section 4, the Company shall serve a notice to either Purchaser or Pubco, as applicable, specifying the details of such alleged violation or breach and, the Purchaser and/or Pubco, as applicable, shall have a period of thirty (30) calendar days following delivery of such notice (the “Cure Period”) to cure any such alleged violation or breach; provided that, prior to the first anniversary of the Effective Date the Purchaser and Pubco shall only be entitled to benefit from the Cure Period in connection with breaches of this Section 4, if (i) such alleged violation or breach was not intentional and did not arise from willful misconduct; and (ii), the alleged violation or breach was solely the result of an error on the part of the Purchaser, Pubco or their employees, directors and officers. If either the Purchaser or Pubco fails to cure such alleged violation or breach by the end of the Cure Period, then the Company shall be entitled to rescind this TSA, effectuating the return of the Restricted Tokens to the relevant Company as soon as reasonably practicable, and the Purchaser or Pubco, as applicable, shall forfeit fifteen per cent (15%) of the Total Purchase Price as liquidated damages in the form of cash. Upon the Company’s receipt of Restricted Tokens rescinded under this Section 4, the Company shall transfer to Purchaser (i) all Consideration Shares or Consideration Warrants acquired by the Company pursuant to this Agreement and that are then owned by the Company at the time of the Company’s receipt of Restricted Tokens pursuant to this Section 4.1 (for the avoidance of doubt, excluding any Pubco shares or Pubco warrants acquired by the Company outside of this Agreement, whether in open-market purchases, at-the-market offerings, or otherwise) and (ii) an amount of cash in United States dollars or USDC equal to the Total Purchase Price less the number of Consideration Shares and Consideration Warrants returned pursuant to clause (i) multiplied by $10.00 less $12,000,000. The Company shall also be entitled, in addition to all other available remedies under law, to injunctive relief (including, without limitation, temporary restraining orders, and/or preliminary or permanent injunctions) and specific enforcement of the terms of this Section 4. The Company shall not be required to post a bond or other security in connection with the granting of any such relief. In addition, each of the Purchaser and Pubco acknowledges and agrees that its violation or breach of this Section 4 may cause the Company substantial economic damages and losses of types and in amounts that may be impossible to compute and ascertain with certainty as a basis for recovery by the Company of actual damages, and that the Company would not have entered into this TSA without this Section 4. In the event that rescission is an impractical or impossible remedy, in lieu of actual damages for such a violation or breach, and without limiting the Company’s entitlement to injunctive relief and specific enforcement, each of the Purchaser and Pubco agrees that liquidated damages may be assessed and recovered by the Company as against the Purchaser and/or Pubco in an amount equal to the fair market value of the portion of the Restricted Tokens for which rescission is an impossible or impracticable remedy on the date of breach; provided, however, that the remaining portion of the Restricted Tokens shall continue to be subject to rescission. The Parties acknowledge and agree that such liquidated damages represent a fair, reasonable and appropriate estimate of actual damages and are not intended as a penalty.

Avalanche (BVI) - Form Token Sale Agreement (U.S.)
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4.2 Lockup.

4.2.1 Subject to Section 4.2.2 and Section 4.2.3 below, each of the Purchaser and Pubco hereby agrees not to, without the prior written consent of the Company, during the period commencing on the Effective Date and ending the fifth (5th) anniversary of the Effective Date (the “Lockup Period”): (i) lend; offer; pledge; hypothecate; place any lien, mortgage, deed of trust or security interest on or otherwise use any Restricted Tokens as collateral to secure any indebtedness or obligation (in each case, other than a Permitted Collateral Pledge); (ii) sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise Transfer or dispose of, directly or indirectly, any Restricted Tokens or (iii) enter into any swap or other arrangement that Transfers to another Person, in whole or in part, any of the economic consequences of ownership of any Restricted Tokens, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of such Restricted Tokens, other assets, virtual currencies or virtual mediums of exchange, in cash, or otherwise; provided that, during the Lockup Period, the Purchaser may use the Restricted Tokens for Protocol Staking and Limited Pledging (each as defined below) as long as both the No Transfer Condition and Restriction Condition are satisfied at all times (the “Restrictions”).

4.2.2 Notwithstanding the foregoing, commencing on the first month after the first anniversary of the Effective Date and for each month thereafter, on a pro-rata monthly basis over the remaining four (4) years of the Lockup Period, an additional 1/48 of the Restricted Tokens per month may be partially released (e.g., after 2 months, 2/48 of the Restricted Tokens may be used for the Permitted Activities and after 3 months, an additional 1/48 totaling 3/48 of the Restricted Tokens may be used for the Permitted Activities) to be used, for legitimate business purposes, for the following activities (each, a “Permitted Activity”, and the Restricted Tokens that may be used in the Permitted Activities, the “Unlocked Tokens”): (a) staking or delegating Restricted Tokens, whether directly or through a third-party service provider, for the purposes of participating in network consensus, securing the network and receiving staking rewards (“Protocol Staking”); (b) participating in liquid staking protocols, including depositing Restricted Tokens into protocols that issue liquid staking derivatives or receipt tokens; provided that, any such receipt tokens or derivative tokens shall themselves be deemed Restricted Tokens and remain subject to the Restrictions until the earlier of the expiration of the Lockup Period or the completion of the activity; (c) engaging in on-chain or off-chain yield generation activities, including but not limited to depositing Restricted Tokens into decentralized or centralized finance protocols for the purposes of lending, borrowing against or, so long as (i) such activities are structured such that Purchaser retains full beneficial ownership and the unconditional right to reclaim the Restricted Tokens any time upon demand and (ii) the borrower, custodian or counterparty has no right to transfer, rehypothecate, foreclose upon or otherwise dispose of the Restricted Tokens; (d) providing liquidity to decentralized or centralized exchanges, automated market makers or liquidity pools; provided that (i) the Purchaser retains the right to withdraw the Unlocked Tokens from such arrangements at any time and (ii) the Purchaser shall not commit, deposit, provide or otherwise use greater than 20% of all Unlocked Tokens at any time in connection with such Permitted Activity (such limit not applicable to any market making, liquidity pools or other trading mechanism that pairs the Token with a derivative or receipt tokens relating to the Token); (e) pledging Restricted Tokens in a bona fide transaction as collateral for asset management for the benefit of the Purchaser; provided that no pledgee shall have the right to foreclose upon, transfer or otherwise take ownership of the Restricted Tokens during the Lockup Period (“Limited Pledging”); and (f) any other activities expressly approved in writing by the Company; provided, however, that during the Lockup Period such Permitted Activities shall not result in the permanent transfer of ownership of the underlying Restricted Tokens and the third-party who is receiving the Restricted Tokens in connection with a Permitted Activity shall not be permitted to foreclose upon such Restricted Tokens or otherwise be entitled to enforce its rights or remedies with respect to the Restricted Tokens, including without limitation, the right to transfer or take title to or ownership of such Restricted Tokens (the “No Transfer Condition”). Any Permitted Activity shall be subject to (x) the permitted transferee executing and delivering to the Purchaser an agreement providing that the transferee is receiving and holding the Restricted Tokens subject to the Restrictions and agreeing to the Restrictions set forth herein; and (y) the Purchaser delivering a copy of such agreement to the Company (collectively, the “Restriction Condition”). For the avoidance of doubt, (i) all Restricted Tokens delivered hereunder shall remain subject to the Restrictions until the expiration of the Lockup Period and (ii) any derivative or receipt token relating to the Token received by the Purchaser when the Purchaser deposits or otherwise provides Tokens shall be deemed a Restricted Token, subject to Section 4.

Avalanche (BVI) - Form Token Sale Agreement (U.S.)
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4.2.3 The foregoing restrictions on transferability shall not prohibit Purchaser from Transferring Tokens to an Affiliate wholly owned, directly or indirectly, by Pubco which will not be sold, transferred or conveyed outside of Pubco’s consolidated group; provided that such Transfer is made in compliance with applicable laws and such Affiliate agrees to be bound by the terms herein and shall apply only to the Tokens purchased or otherwise acquired by Purchaser pursuant to this TSA.

5	DEFINITIONS

5.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, where “control” is defined as directly or indirectly possessing the power to direct or cause the direction of the management and policies of the Affiliate, whether through ownership of voting securities, by contract or otherwise.

5.2 “Ava Labs” means Ava Labs, Inc., a Delaware corporation engaged in research and development of various technologies, including without limitation, technologies leveraging the Avalanche Network.

5.3 “Avalanche Network” means the decentralized application platform as described in the Platform Paper, and as amended or restated from time to time.

5.4 “Foundation” means Avalanche Foundation Limited, a Singaporean Company Limited by Guarantee, and the series of related entities, subsidiaries and affiliates, including Avalanche BVI and Avalanche Cayman, which helps steward the open source development of the Avalanche Network and its ecosystem.

5.5 “Foundation Tokens” means the up to $200 million of Tokens (on a pre-discount basis) to be sold, conveyed, assigned, transferred, and delivered for the benefit of the Purchaser by the Company pursuant to this Agreement and the Contribution Agreement;

5.6 “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any entity exercising legislative, judicial or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission or instrumentality, and any court, tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

5.7 “Money Laundering Laws” means the applicable laws, rules and regulations of all jurisdictions in which the Company and Purchaser are located, resident, organized or operates concerning or related to anti-money laundering, including but not limited to those contained in the Bank Secrecy Act of 1970 and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”), each as amended and including the rules and regulations thereunder, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority.

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5.8  “Permitted Collateral Pledge” means a pledge, lien, mortgage, deed of trust or security interest on up to 80% of the Foundation Tokens outstanding at any time, granted solely to secure any indebtedness or obligation of Pubco (or one of its subsidiaries) incurred for the purpose of acquiring Tokens or Purchaser’s own equity shares, subject to satisfaction of the following conditions: (i) no pledgee shall have the right to foreclose upon, transfer, or otherwise take ownership of the Foundation Tokens during the Lockup Period, except upon the occurrence of an event of default by the pledgor under such arrangement, provided that such arrangement shall have been entered into in good faith and not for the purpose of circumventing the Lockup Period; (ii) Pubco shall provide written notice to the Company at least 10 business days prior to any foreclosure, transfer, disposition or rehypothecation with respect to the Foundation Tokens that occurs during the Lockup Period; (iii) the Company shall be permitted to purchase or to bid at any foreclosure sale, transfer or other disposition of Foundation Tokens related to the Permitted Collateral Pledge; (iv) any foreclosure, transfer or other disposition of the Foundation Tokens in connection with the exercise of remedies by the pledgee will be limited to the number of Foundation Tokens required to be foreclosed upon, transferred or liquidated to satisfy the terms of outstanding secured obligations of the pledgee; (v) none of the pledgor, the pledgee or any transferee shall change the Wallet address of the pledged Foundation Tokens without the prior written consent of the Company, not to be unreasonably withheld; and (vi) at least 5 business days prior the effectiveness of such Permitted Collateral Pledge the pledgor and pledgee shall have delivered written notice of such Permitted Collateral Pledge to the Company together with evidence reasonably satisfactory to the Company confirming that the pledge is a Permitted Collateral Pledge. For the avoidance of doubt, a “Permitted Collateral Pledge” shall not include any arrangement that transfers or permits the transfer of ownership, title, possession, or legal or practical control (other than legal or practical control required by applicable law to perfect the security interest of the pledgee relating to the secured obligation) of the Foundation Tokens prior to an event of default under such arrangement.

5.8.1 “Person” means any individual or legal entity, including a government or political subdivision or an agency or instrumentality thereof.

5.9 “Platform Paper” means the Ava Labs document that describes various implementation details of the Avalanche Network, located at https://www.avalabs.org/whitepapers, as amended or restated from time to time.

5.10 “Smart Contract” means pre-programmed coded functions that allow for self-execution at specified times or based on reference to the occurrence or non-occurrence of an action or event (including data external to the network provided by third-party sources, known as “oracles”).

5.11 “Transfer,” “Transferred” or “Transferring” means, with respect to any instrument, the direct or indirect assignment, sale, transfer, tender, pledge, charge, hypothecation or the grant, creation or suffrage of a lien or encumbrance in or upon, or the gift, placement in trust, or other disposition of such instrument or any right, title or interest therein or the record or beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

6	BACKGROUND; DECENTRALIZATION

6.1 As outlined in the Platform Paper and elsewhere, the Avalanche Network is a platform designed for building decentralized applications. AVAX is the native token of the Avalanche Network. No single entity or group of affiliated entities or individuals, including the Company, Ava Labs, the Foundation, or their employees or Affiliates, has control of the Avalanche Network. The Avalanche Network operates using Smart Contracts that operate and run autonomously from any entity, subject to governance decisions and updates as may be adopted by nodes on the Avalanche Network and holders of AVAX, and as a result, may be deemed decentralized and fully functional. Changes to the Avalanche Network may be proposed by third parties, and such proposals may gain traction and be implemented, without the Company, or any single developer on the Avalanche Network, including Ava Labs, or the Foundation’s approval.

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7	COMPANY REPRESENTATIONS & COVENANTS

7.1 Avalanche BVI is an entity duly incorporated and organized, validly existing and in good standing under the laws of the British Virgin Islands (“BVI”). Avalanche Cayman is an entity duly incorporated and organized, validly existing and in good standing under the laws of the Cayman Islands. Each of Avalanche BVI and Avalanche Cayman has all necessary power and authority to enter into this TSA, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this TSA, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized on the part of each of Avalanche BVI and Avalanche Cayman.

7.2 This TSA has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of each of Avalanche BVI and Avalanche Cayman, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraud, and any other laws of general application affecting enforcement of creditors’ rights generally.

7.3 To the Company’s knowledge, neither the execution and delivery of this TSA, nor the consummation of the transactions contemplated hereby, does or will violate any statute, regulation, rule, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Company is subject or conflict with, violate or constitute a default under any agreement, debt or other instrument to which the Company is a party.

7.4 To the Company’s knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted, without any conflict with, or infringement of the rights of, others.

7.5 Upon the sale and transfer of the Tokens and payment therefor, in accordance with the provisions of this TSA, the Purchaser will acquire valid marketable title to the Tokens, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than as set forth herein.

8	PURCHASER AND PUBCO REPRESENTATIONS, ACKNOWLEDGEMENTS & COVENANTS

8.1 Authorization. The Purchaser and Pubco has full power and authority to enter into this TSA. This TSA, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser and Pubco, as applicable, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

8.2 Purchase Entirely for Own Account. This TSA is made with the Purchaser and Pubco in reliance upon the Purchaser’s and Pubco’s representations to the Company, which by the Purchaser’s and Pubco’s execution of this TSA, the Purchaser and Pubco each hereby confirms, that the Tokens to be acquired by the Purchaser will be acquired for the Purchaser’s and/or Pubco’s use on the Avalanche Network and related activities and not as a nominee or agent. By executing this TSA, the Purchaser and Pubco each further represents that the Purchaser and Pubco each do not presently have any contract, undertaking, agreement or arrangement with any Person to sell, Transfer or grant participations to such Person or to any third Person, with respect to any of the Tokens, except for a Permitted Collateral Pledge. If a legal entity, neither the Purchaser nor Pubco has been formed for the specific purpose of acquiring the Tokens.

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8.3 Disclosure of Information. Each of the Purchaser and Pubco has sufficient knowledge of and experience in blockchain, the Avalanche Network, as well as broader cryptocurrency, business and financial matters to be able to evaluate the risks and merits of its purchase of the Tokens and is able to utilize the Tokens on the Avalanche Network notwithstanding the risks thereof. Each of the Purchaser and Pubco has read and familiarized itself with the Avalanche Network, the use of the Tokens and related matters. Each of the Purchaser and Pubco has not relied on any representations or warranties made by the Company outside of this instrument, including, but not limited to, conversations of any kind, whether through oral or electronic communication or any platform paper.

8.4 Independent Assessment and Non-Solicitation. Each of the Purchaser and Pubco has evaluated the merits and risks of purchasing the Tokens based exclusively on its own independent review and consultations with its own advisers as it deemed necessary, and each of the Purchaser and Pubco has made its own decision concerning such purchase without reliance on any representation or warranty of, or advice from, the Company or its Affiliates. Neither the Purchaser nor Pubco was not directly or indirectly, including through a broker or finder, contacted or engaged by any form of general solicitation or general advertising in connection with this Token Purchase.

8.5 Compliance with Securities Laws, if Applicable. Each of the Purchaser and Pubco understands that there remains some risk that the Tokens and/or the transactions may be deemed securities by the U.S. Securities and Exchange Commission or by a court of competent jurisdiction. Each of the Purchaser and Pubco further understands that the Tokens or the transactions have not been, and will not be, registered under the Securities Act or any applicable state securities laws. Were the Tokens or the transactions ever to be deemed to be securities, their qualification for a specific exemption from the registration provisions of the Securities Act and other applicable state securities laws would depend upon, among other things, the bona fide nature of the purchase intent and the accuracy of the Company’s, the Purchaser’s, and Pubco’s representations as expressed herein. Each of the Purchaser and Pubco understands that there is a risk that the Tokens or the transactions could be deemed “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, either the Purchaser or Pubco, as applicable, would be required to hold the Tokens indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities or an exemption from such registration and qualification requirements is available. Each of the Purchaser and Pubco acknowledges that none of the Company, the Foundation or any other Person has any obligation to register or qualify the Tokens for resale, and exemptions from registration and qualification may not be available or may not permit the Purchaser or Pubco to transfer all or any of the Tokens in the amounts or at the times proposed by the Purchaser or Pubco, if the Tokens or the transactions are deemed to be securities. Each of the Purchaser and Pubco further acknowledges that, in the event the Tokens or the transactions are deemed to be securities, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Tokens, and on requirements relating to the Company, the Foundation, or other third parties which are outside of the Purchaser’s and Pubco’s control, and which the Company and the Foundation are under no obligation, and may not be able, to satisfy. In light of the foregoing, each of the Purchaser and Pubco hereby makes the representations and warranties and acknowledges the matters contained in Exhibit A, which is hereby incorporated by reference herein.

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8.6 Residence. Each of the Purchaser and Pubco maintains its domicile at the address shown in ist respective signature page of this TSA and neither the Purchaser nor Pubco is merely transient or temporarily resident there.

8.7 Waiver of Warranties; Assumption of Risks. THE RISK OF LOSS IN BUYING, HOLDING AND TRADING DIGITAL ASSETS AND RIGHTS THEREIN, INCLUDING THE TOKENS, CAN BE IMMEDIATE AND SUBSTANTIAL. THERE IS NO GUARANTEE AGAINST LOSSES FROM ENTERING INTO THIS TSA, POSSESSING OR USING THE TOKENS OR UTILIZING THE AVALANCHE NETWORK. EACH OF PURCHASER AND PUBCO SHOULD THEREFORE CAREFULLY CONSIDER WHETHER ACQUIRING, USING AND HOLDING THE TOKENS IS SUITABLE FOR THE PURCHASER OR PUBCO, RESPECTIVELY, IN LIGHT OF ITS LEVEL OF KNOWLEDGE AND FINANCIAL CONDITION. Each of the Purchaser and Pubco understands that the Tokens involve risks, all of which each of the Purchaser and Pubco fully and completely assumes, including, but not limited to, the risks that (i) the technology and economic models associated with the Avalanche Network will not function as intended; (ii) the Avalanche Network will fail, now or in the future, to attract sufficient interest from users; and (iii) the Company, the Foundation and/or third parties involved in the development of the Avalanche Network may be subject to investigation and regulatory actions from Governmental Authorities. Each of the Purchaser and Pubco understands and expressly accepts that the Tokens will be delivered to the Purchaser at the sole risk of the Purchaser on an “AS IS” and “UNDER DEVELOPMENT” basis. NEITHER OF THE COMPANY NOR THE FOUNDATION, NOR ANY OTHER PERSON, MAKES ANY REPRESENTATION, WARRANTY, GUARANTEE OR UNDERTAKING WHATSOEVER WITH RESPECT TO THE TOKENS, INCLUDING WITHOUT LIMITATION ANY (i) WARRANTY OF MERCHANTABILITY; (ii) WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; (iii) WARRANTY OF TITLE; OR (iv) WARRANTY AGAINST INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY; WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH OF THE PURCHASER AND PUBCO ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE COMPANY, THE FOUNDATION OR ANY OTHER PERSON. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH OF THE PURCHASER AND PUBCO ASSUMES ALL RISKS, DAMAGES, LOSSES AND LIABILITIES RELATED TO OR ARISING OUT OF ACQUIRING, USING AND/OR HOLDING ANY TOKENS AND REGARDLESS OF ANY ORAL OR WRITTEN STATEMENTS MADE BY THE COMPANY, THE FOUNDATION OR ANY OTHER PERSON, BY WAY OF TECHNICAL ADVICE OR OTHERWISE, RELATED TO THE USE OF THE TOKENS.

8.8 Other Applicable Law. Each of the Purchaser and Pubco represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with entering into this TSA and the purchase of the Tokens, including (a) the legal requirements within each of the Purchaser’s and Pubco’s jurisdiction for entering into this TSA and the purchase of the Tokens, (b) any foreign exchange restrictions applicable to such agreements and purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption and sale or transfer of the Tokens. The Purchaser’s purchase and payment for and each of the Purchaser’s and Pubco’s, as applicable, continued beneficial ownership of the Tokens will not violate any applicable laws of either the Purchaser’s or the Pubco’s jurisdiction, as applicable.

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8.9 OFAC. Neither the Purchaser, Pubco, nor, if applicable, any of their affiliates or direct or indirect beneficial owners: (i) appears on the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”), the EU consolidated list of persons, groups and entities subject to financial sanctions, the UK Consolidated List of Financial Sanctions Targets, nor are they otherwise a party with which the Company is prohibited to deal under the laws of the United States, the EU (or any of its Member States), the British Virgin Islands or the Cayman Islands; (ii) is a person identified as a terrorist organization on any other relevant lists maintained by any Governmental Authority; or (iii) unless otherwise disclosed in writing to the Company prior to the date of this TSA, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure. Each of the Purchaser and Pubco further represents and warrants that, if applicable, each of the Purchaser and Pubco: (a) has conducted thorough due diligence with respect to all of its beneficial owners; (b) has established the identities of all direct and indirect beneficial owners and the source of each beneficial owners’ funds; and (c) will retain evidence of those identities, any source of funds and any due diligence.

8.10 Sources and Uses of Funds. Each of the Purchaser and Pubco further represents, warrants and agrees as follows:

8.10.1 No payment or other transfer of value to the Company and no payment or other transfer of value to the Company shall cause the Company to be in violation of applicable U.S. federal or state or non-U.S. laws or regulations, including, without limitation Money Laundering Laws, economic sanctions and trade controls, anti-bribery or anti-boycott laws or regulations, the Patriot Act or the various statutes, regulations and executive orders administered by OFAC (“OFAC Regulations”), the EU (and its Member States), or the UK (“Sanctions Regulations”).

8.10.2 No payment or other transfer of value to the Company is or will be derived from, pledged for the benefit of, or related in any way to, (i) the government of any country designated by the U.S. Secretary of State or other Governmental Authority as a country supporting international terrorism, (ii) property that is blocked or frozen under any Sanctions Regulations or that would be blocked under OFAC Regulations if it were in the custody of a U.S. national, (iii) persons to whom U.S. nationals cannot lawfully export services, or with whom U.S. nationals cannot lawfully engage in transactions under OFAC Regulations, (iv) the government of any country that has been designated as a non-cooperative country or designated by the U.S. Secretary of the Treasury or other Governmental Authority as a money laundering jurisdiction, (v) directly or indirectly, any illegal activities or (vi) activity in breach of any Sanctions Regulations. Each of the Purchaser and Pubco acknowledges that Money Laundering Laws may require the Company to have collected documentation verifying the identity and the source of funds used to acquire the Tokens before, and from time to time after, the date of this TSA.

8.10.3 All payments or other transfer of value to the Company by each of the Purchaser and Pubco will be made through an account (or virtual currency public address whose associated balance, either directly or indirectly, has been funded by such an account) located in a jurisdiction that does not appear on the list of boycotted countries published by the U.S. Department of Treasury pursuant to § 999(a)(3) of the Code as in effect at the time of the payment or other transfer of value. In the event that the Purchaser is, receives deposits from, makes payments to or conducts transactions relating to a non-U.S. banking institution (a “Non-U.S. Bank”) in connection with the acquisition of the Tokens, the Non-U.S. Bank: (i) has a fixed address, other than an electronic address or a post office box, in a country in which it is authorized to conduct banking activities, (ii) employs one or more individuals on a full-time basis, (iii) maintains operating records related to its banking activities, (iv) is subject to inspection by the banking authority that licensed it to conduct banking activities and (v) does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a registered affiliate.

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8.11 Additional Information. Each of the Purchaser and Pubco will cooperate in good faith to provide to the Company any information that the Company from time to time reasonably determines to be necessary (a) to comply with Money Laundering Laws, anti-terrorism laws, rules and regulations and or any similar laws and regulations of any applicable jurisdiction and (b) to respond to requests for information concerning the identity and or source of funds of each of the Purchaser and Pubco from any Governmental Authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, or to update that information. Each of the Purchaser and Pubco understands and acknowledges that the Company may be required to report any action or failure to comply with information requests and to disclose the identity to Governmental Authorities, self-regulatory organizations and financial institutions, in certain circumstances without notifying either the Purchaser and/or Pubco that the information has been so provided. Each of the Purchaser and Pubco further understands and agrees that any failure on its part to comply with this Section would, if not cured within fifteen (15) business days of receiving notice of such failure, allow the Company to terminate this TSA and require the forfeiture of any Tokens previously delivered to the Purchaser.

8.12 Suspicious Activity Reports. Each of the Purchaser and Pubco acknowledges and agrees that the Company, in complying with anti-money laundering statutes, regulations and goals, may file voluntarily or as required by law, a suspicious activity report (“SAR”) or any other information with governmental and law enforcement agencies that identify transactions and activities that the Company reasonably determines to be suspicious, or is otherwise required by law. Each of the Purchaser and Pubco acknowledges that the Company is prohibited by law from disclosing to third parties, including the Purchaser and Pubco, any SAR filing itself or the fact that a SAR has been filed.

8.13 Voluntary Compliance. Each of the Purchaser and Pubco understands and agrees that, even if the Company is not obligated to comply with any U.S. anti-money laundering requirements, the Company may nevertheless choose to voluntarily comply with such requirements as the Company deems appropriate in its sole discretion. Each of the Purchaser and Pubco agrees to cooperate with the Company as may be required in the reasonable opinion of the Company in connection with such compliance.

8.14 Taxes. EACH OF THE PURCHASER AND PUBCO ACKNOWLEDGES AND AGREES THAT IT MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASING, HOLDING, EXCHANGING, SELLING, STAKING, TRANSFERRING OR OTHERWISE USING THE TOKENS IN ANY WAY. EACH OF PURCHASER AND PUBCO HEREBY REPRESENTS THAT (A) IT HAS CONSULTED WITH A TAX ADVISER THAT IT DEEMS ADVISABLE IN CONNECTION WITH ANY USE OF THE TOKENS, OR THAT IT HAS HAD THE OPPORTUNITY TO OBTAIN TAX ADVICE BUT HAVE CHOSEN NOT TO DO SO, (B) THE COMPANY HAS NOT PROVIDED EITHER THE PURCHASER NOR PUBCO WITH ANY TAX OR RELATED ADVICE, AND (C) EACH PARTY SHALL BE RESPONSIBLE FOR ITS RESPECTIVE TAX OBLIGATIONS DERIVING FROM THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8.15 Advice and Guidance. From time to time, the Company and its Affiliates may request advice, guidance, or support, in an unofficial capacity, from either the Purchaser or Pubco with regard to matters in which either the Purchaser or Pubco is knowledgeable or well-connected. Each of the Purchaser and Pubco agrees to use best efforts to provide such advice, guidance, and support as reasonably requested to promote the growth and development of the Avalanche Network.

8.16 Accredited Investor. The Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act and have delivered to Company documentation to verify Purchaser’s status as an accredited investor.

8.17 AML/KYC Compliance. Each of the Purchaser an Pubco represents and warrants that all information provided to the Foundation, its Affiliates and/or third-party designees for purposes of the Foundation’s required “know-your customer” (KYC), anti-money laundering (AML), and other compliance checks is accurate and current as of the Effective Date.

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8.18 Purchaser Performance. Each of the Purchaser and Pubco represents and warrants that it has performed and will continue to perform all such further acts and things, including the execution and delivery of all such other agreements, certificates, instruments and documents, as the Company has reasonably requested or may reasonably request in order to carry out the intent hereunder or as necessary to comply with applicable laws and regulations.

8.19 Digital Asset Treasury Vehicle. The Purchaser is and shall be at all times, a digital asset treasury vehicle (or a subsidiary or Affiliate of any such vehicle) listed on a U.S. national stock exchange with the sole operations or primary business model being dependent on owning Tokens.

9	DISCLAIMERS, INDEMNITY & LIMITATIONS OF LIABILITY

9.1 Wallet. The Purchaser assumes full responsibility and liability for any losses resulting from any intentional or unintentional misuse of the Purchaser’s Wallet including, without limitation, the loss of the Purchaser’s private keys associated with the Wallet, any loss resulting from designating a non-Token compliant wallet for the receipt of the Tokens, depositing one type of digital asset to a wallet intended for another type of digital wallet, failing to properly maintain the Wallet, or any third party gaining access to the Wallet and misappropriating the Tokens. The Company assumes no responsibility or liability in connection with any such misuse by the Purchaser or any third party or any loss of the Purchaser’s private keys associated with the Wallet.

9.2 Indemnity.

9.2.1  THE PURCHASER AND PUBCO SHALL DEFEND AND HOLD HARMLESS AVALANCHE BVI, AVALANCHE CAYMAN, THE FOUNDATION AND THEIR RESPECTIVE AGENTS AND ADVISORS, AND THE SUCCESSORS AND ASSIGNS OF THE FOREGOING (“FOUNDATION INDEMNIFIED PARTIES”), FROM AND AGAINST, ALL OR ANY PART OF ANY CAUSES OF ACTION OR CLAIMS BROUGHT BY A THIRD PARTY ARISING OUT OF, RESULTING FROM OR RELATING TO THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING (I) ANY BREACH OR VIOLATION BY THE PURCHASER OR PUBCO OF THIS TSA AND (II) ANY ACT OR OMISSION OF EITHER THE PURCHASER OR PUBCO (INCLUDING ANY MISREPRESENTATION BY EITHER THE PURCHASER OR PUBCO CONCERNING AVALANCHE BVI, AVALANCHE CAYMAN, THE FOUNDATION, THE TOKENS OR TRANSACTIONS CONTEMPLATED HEREIN) (COLLECTIVELY, “FOUNDATION CLAIMS”), AND INDEMNIFY THE FOUNDATION INDEMNIFIED PARTIES FOR ANY LIABILITIES, LOSSES, COSTS, DAMAGES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES) INCURRED BY THE FOUNDATION INDEMNIFIED PARTIES. THE FOREGOING SHALL NOT APPLY TO THE EXTENT SUCH FOUNDATION CLAIMS ARISE FROM THE BAD FAITH, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF AVALANCHE BVI, AVALANCHE CAYMAN OR THE FOUNDATION. ALL INDEMNITY FOUNDATION CLAIMS SHALL BE PAID ON AN “AS INCURRED” BASIS.

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9.3 Limitation of Liability. NONE OF THE PARTIES OR ANY OF THEIR AFFILIATES OR SERVICE PROVIDERS WILL BE LIABLE FOR ANY INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS, LOST REVENUES, LOST SAVINGS, LOST BUSINESS OPPORTUNITY, LOSS OF DATA OR GOODWILL, SERVICE INTERRUPTION, COMPUTER DAMAGE OR SYSTEM FAILURE OR THE COST OF SUBSTITUTE ACTIVITIES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS TSA OR THE PURCHASER’S PARTICIPATION IN, OR INABILITY TO PARTICIPATE IN, THE PURCHASE OF TOKENS PURSUANT TO THIS TSA, WHETHER BASED ON WARRANTY, CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY OR ANY OTHER LEGAL THEORY, AND WHETHER OR NOT THE PARTIES OR ANY OF THEIR RESPECTIVE AFFILIATES HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGE, EVEN IF A LIMITED REMEDY SET FORTH HEREIN IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, SO THE ABOVE LIMITATION MAY NOT APPLY. IN NO EVENT WILL THE COMPANY’S AND THE FOUNDATION’S COLLECTIVE TOTAL LIABILITY TO THE PURCHASER AND PUBCO ARISING OUT OF OR IN CONNECTION WITH THIS TSA OR FROM THE PURCHASER’S AND PUBCO’S RESPECTIVE PARTICIPATION IN, OR INABILITY TO PARTICIPATE IN, THE PURCHASE OF TOKENS PURSUANT TO THIS TSA, EXCEED THE TOTAL PURCHASE PRICE (AS DENOMINATED IN USD). THE EXCLUSIONS AND LIMITATIONS OF DAMAGES SET FORTH ABOVE ARE FUNDAMENTAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN THE PARTIES HERETO.

9.4 RESERVED.

9.5 Not Registered. Avalanche BVI is not registered with or licensed by the BVI Financial Services Commission (the “BVI FSC”) under the Securities and Investment Business Act, 2010 of the British Virgin Islands (“SIBA”) or otherwise. Avalanche Cayman is not registered with or licensed by the Cayman Islands Monetary Authority (“CIMA”). None of the BVI FSC, the CIMA, nor any other governmental authority in the BVI, Cayman Islands or elsewhere, has passed judgment upon or approved the terms or merits of this TSA or the Token Purchase. There is no investment compensation scheme available in the BVI or the Cayman Islands. Tokens are not being, and may not be, offered to the public or to any person in the BVI or the Cayman Islands for purchase or subscription. Tokens may be offered to companies incorporated under the BVI Business Companies Act, 2004, but only where the offer is made to, and received by, the relevant BVI company entirely outside of the BVI.

10	MISCELLANEOUS

10.1 Entire Agreement. This TSA, together with the Contribution Agreement and any other documents, instruments and writings that are delivered pursuant hereto or referenced herein, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous disclosures, discussions, understandings and agreements, whether oral or written, between them. Other than the update to Exhibit B as set forth in Section 1.2, after the Effective Date this Agreement may not be amended, modified or altered except by a written instrument signed by both parties.

10.2 Termination. In the event the Contribution Agreement is terminated pursuant to Section 3.1 thereof (a) this TSA shall automatically terminate, (b) all Tokens previously delivered to the Purchaser shall be returned to the Company and (c) the Company shall, upon receipt of such returned Tokens, return to the Purchaser the portion of the Total Purchase Price received by the Company as of the date of termination of this Agreement.

10.3 Notices. All notices and other communications given or made pursuant to this TSA shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the Purchaser at the address set forth in Table A above and to the Company at the address set forth on the signature page hereto. If notice is given to the Company, it shall be sent to [***], Attention: Legal Department; and a copy (which shall not constitute notice) shall also be sent to Sidley Austin LLP Attention: Lilya Tessler, [***].

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10.4 Confidentiality. The parties acknowledge and agree that the terms of this Agreement, as well as any information disclosed or provided by either party in connection with this Agreement, are subject to the terms and conditions of that certain Mutual Non-Disclosure Agreement entered into between the parties, dated September 5, 2025 (the “NDA”). All information exchanged pursuant to this Agreement shall be deemed “Confidential Information” as defined in the NDA and shall be handled in accordance with the provisions of the NDA. In the event of any conflict between the terms of this Agreement and the NDA with respect to the treatment of Confidential Information, the terms of the NDA shall govern.

10.5 No Rights of a Securityholder. Neither the Purchaser nor Pubco is entitled, as a holder of this TSA or the Tokens, to any rights of a holder of any type of security, including without limitation rights to votes or receive dividends, interest or other distributions or be deemed an equity or debt holder of Avalanche BVI, Avalanche Cayman, the Foundation, or any other Person, including without limitation Ava Labs, for any purpose, nor will anything contained herein be construed to confer on the Purchaser, as such, any such rights any right to vote for the election of directors or upon any matter submitted to the board of directors at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive subscription rights or otherwise. In addition, the Purchaser is not acquiring any rights to capital appreciation, in the profits or losses of any entity, or an option, futures contract or derivative or swap related to any instrument, and the Purchaser acknowledges that it is solely purchasing the rights to the Tokens to be used as technologically permissible on the Avalanche Network.

10.6 No Rights in any Third Party. Each of the Purchaser and Pubco understands and agrees that this TSA is executed by and among the Purchaser, Pubco and the Company and provides no rights or remedies with respect to any other Person, including without limitation Ava Labs and its Affiliates, any multi-signature wallets securing value on the Avalanche Network, any bridge or similar functionality to or from the Avalanche Network, or any other party developing protocols or products on the Avalanche Network (collectively “Third Parties”). Given the nature of open, decentralized networks including the Avalanche Network, the Purchaser recognizes that it could suffer losses with respect to the Tokens purchased under this TSA and the use of the Avalanche Network because of the acts or omissions of certain Third Parties. Each of the Purchaser and Pubco hereby agrees that no Third Parties shall be liable to either the Purchaser or Pubco, and each of the Purchaser and Pubco will indemnify, defend and hold harmless any Third Parties from and against any Claims for damages to or loss of property arising out of or resulting from the Token Purchase or this TSA. Further, each of the Purchaser and Pubco agrees that no Third Parties will be liable for any incidental, special, exemplary or consequential damages whatsoever arising out of or in connection with the Token Purchase or this TSA.

10.7 Transfers and Assigns. Neither this TSA nor the rights contained herein may be Transferred, by operation of law or otherwise, by a party without the prior written consent of the non-transferring party, such consent not to be unreasonably withheld, provided that the parties may assign this TSA and the rights contained herein to any of its Affiliates without the non-transferring party’s consent.

10.8 Severability. In the event any one or more of the provisions of this TSA is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this TSA operate or would prospectively operate to invalidate this TSA, then and in any such event, such provision(s) only will be deemed null and void and will not affect any other provision of this TSA and the remaining provisions of this TSA will remain operative and in full force and effect and will not be affected, prejudiced or disturbed thereby.

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10.9 Counterpart. This TSA may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute the one and the same instrument.

10.10 Governing Law. This TSA shall be governed by, and all Disputes shall be resolved in accordance with, the laws of the State of New York (to the exclusion of its conflict of laws rules). The United Nations Convention on Contracts for the International Sale of Goods (“CISG”) shall not apply to this TSA and the Company, the Purchaser and Pubco expressly waive the application of the CISG with respect to this TSA or the Tokens. For purposes of this TSA, “Dispute” means all disputes, differences, causes of action, controversies or claims (whether based on contract, tort, statutory concepts or any other common law or civil law doctrine) arising out of, in connection with or relating to (a) this TSA or any Related Agreement, (b) the Tokens, or (c) the subject matter of this TSA or any Related Agreement, and “Related Agreement” means any other written agreement entered into by and among the Company, Pubco and the Purchaser relating to this TSA or the Tokens.

10.10.1 Dispute Resolution. Any dispute or difference arising between the parties as to the construction of this TSA or as to any matter of whatsoever nature arising hereunder or in connection herewith, including any question regarding its existence, validity or termination, shall first be discussed in good faith with a view to reaching an amicable resolution. Any dispute, controversy or claim arising out of or relating to this contract, including the formation, interpretation, breach or termination thereof, including whether the claims asserted are arbitrable, will be referred to and finally determined by arbitration administered by JAMS in accordance with the JAMS International Arbitration Rules. The Tribunal will consist of three arbitrators. The place of arbitration will be New York. The language to be used in the arbitral proceedings will be English. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

10.10.2 Within fifteen (15) days after the commencement of arbitration, each party shall select one person to act as arbitrator, and the two so selected shall select a third arbitrator within thirty (30) days of the commencement of the arbitration. If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator within the allotted time, the third arbitrator shall be appointed by JAMS in accordance with its rules. All arbitrators shall serve as neutral, independent, and impartial arbitrators.

10.10.3 In any arbitration arising out of or related to this TSA, the arbitrator(s) are not empowered to award punitive or exemplary damages against the Company, the Foundation or their affiliates or service providers, except where permitted by statute, and each of the Purchaser and Pubco waives any right to recover any such damages.

10.10.4 In any arbitration arising out of or related to this TSA, the arbitrators may not award any incidental, indirect, or consequential damages, including damages for lost profits, against the Company, the Foundation, their affiliates or service providers, and each of the Purchaser an Pubco waives any right to recover such damages.

10.10.5 In any arbitration arising out of or related to this TSA, the arbitrators shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the arbitration. If the arbitrators determine a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the arbitrators may award the prevailing party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the arbitration.

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10.10.6 The parties shall maintain the confidential nature of the arbitration proceeding and the award, including the hearing, except as may be necessary to prepare for or conduct the arbitration hearing on the merits, or except as may be necessary in connection with a court application for a preliminary remedy, a judicial challenge to an Award or its enforcement, or unless otherwise required by law or judicial decision.

10.10.7 Consent to Jurisdiction of Specified Courts in Limited Circumstances. The Company, Pubco and the Purchaser unconditionally and irrevocably consent to (a) the exclusive jurisdiction of the courts of the State of New York (the “Specified Courts”) in any action, suit or proceeding (an “Action”) for the enforcement of the arbitration agreement or any provisional remedies or relief, including a preliminary injunction, temporary restraining order, specific performance, attachment or other provisional, preliminary or temporary equitable relief and (b) the non-exclusive jurisdiction of the Specified Courts with respect to the enforcement of any award. The Company, Pubco and the Purchaser unconditionally and irrevocably agree that it shall not bring any Action in any court other than the Specified Court. The Company, Pubco and the Purchaser further expressly waive any objection, and they agree not to plead or claim, that (i) the Specified Courts do not possess personal jurisdiction over the Company, Pubco and the Purchaser, (ii) any such action or proceeding has been brought in an inconvenient forum, or (iii) an injunction or other judicial order (interlocutory or final) should be issued that would have the effect (directly or indirectly) of restraining or impeding the maintenance or prosecution by either Company, Pubco and the Purchaser. The Company, Pubco and the Purchaser further agree that any arbitral award may be enforced by Avalanche BVI or Avalanche Cayman, on the one hand, or Pubco or the Purchaser on the other hand, against the assets of the other party wherever those assets are located, and that any award may be entered into and enforced by any court or tribunal of competent jurisdiction, and that no claim of immunity from such proceedings shall be claimed on behalf of such party or its assets.

10.10.8 Waiver of Jury Trial (If Applicable). Avalanche BVI, Avalanche Cayman, Pubco and the Purchaser each expressly, unconditionally and irrevocably waive their respective rights to a jury trial, if a jury trial would have otherwise been available under applicable law.

10.10.9 No Class Arbitrations, Class/Collective Actions or Representative Actions. Any Dispute arising out of or related to this TSA or the Tokens is personal to the Purchaser, Pubco, Avalanche BVI and Avalanche Cayman and shall be resolved solely through individual arbitration and shall not be brought as a class arbitration, consolidated arbitration, collective action or any other type of representative proceeding. There shall be no class arbitration, consolidated arbitration or arbitration in which an individual attempts to resolve a Dispute as a representative of another individual or group of individuals. Further, a Dispute cannot be brought as a class or other type of representative action, whether within or outside of arbitration, or on behalf of any other individual or group of individuals.

10.10.10 Fees, Costs and Expenses in Connection with the Dispute. Subject to the final adjudication of the Arbitral Tribunal on costs and expenses, each of the Company, on the one hand, and the Purchaser and Pubco on the other hand, shall (a) share equally all fees, costs and expenses of the International Chamber of Commerce and the Arbitral Tribunal, and (b) bear their own attorneys’ fees.

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10.10.11 Confidentiality. Each of the Company, Pubco and the Purchaser shall keep any Arbitration confidential and shall not disclose to any person other than those necessary to the conduct of those proceedings (i) the existence of the Arbitration, (ii) any document, testimony, transcripts or other information submitted, exchanged or created for the Arbitration, or (iii) any decisions, orders or awards of the Arbitral Tribunal, unless such disclosure is (a) required by law or a governmental authority, (b) necessary for a party to seek legal, accounting or other professional services, (d) where such information is already in the public domain other than as a result of a breach of this clause, (d) by order of the Arbitral Tribunal upon application of a party or (e) for the purpose of making a bona fide application to any court of competent jurisdiction relating to any aspect of the Arbitration, including motions to recognize, enforce or challenge an award or interim measure, provided that, in all of the circumstances (a) to (c) above, the producing party takes reasonable measures to ensure that the recipient preserves the confidentiality of the information provided.

10.10.12 Notice. Each of the Company, Pubco and the Purchaser shall notify the other parties in writing of any Dispute within 90 days of the date it arises, so that the Company, Pubco and the Purchaser can attempt in good faith to resolve the Dispute informally. Each of the Purchaser’s and Pubco’s notice must include (1) the Purchaser’s or Pubco’s, as applicable, name, postal address, email address and telephone number, (2) a description in reasonable detail of the nature or basis of the Dispute, and (3) the specific relief that the Purchaser or Pubco, as applicable, is seeking. The Company’s notice must include (1) a description in reasonable detail of the nature or basis of the Dispute, and (2) the specific relief that the Company is seeking. If the Purchaser, Pubco and the Company cannot resolve the Dispute within thirty (30) days after the date notice is received by the applicable party, then either the Purchaser or Pubco, on the one hand, or the Company on the other hand, shall be permitted to avail itself of the procedures set forth in this Section 10.10.

10.10.13 Application of the New York Convention. This TSA, the Tokens and the resulting obligations and relationships are commercial, and the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards (the “New York Convention”) applies to this TSA and to any order or arbitral award resulting from any Dispute. Any proceeding in a court of the United States of America shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 to 307, as amended or restated from time to time, and not by the of any U.S. state or local statute or ordinance.

10.10.14 Severability of Dispute Resolution and Arbitration Provisions. If any term, clause or provision of this Section 10.10 is deemed to be illegal, invalid or unenforceable, such provision shall be severed and the remainder of this Section 10.10 shall remain valid, enforceable and of full force and effect. Further, any waivers set forth in this Section 10.10 are severable from the other provisions of this Section 10.10 and shall remain valid and enforceable, except as prohibited by applicable law.

10.11 Additional Assurances. Each of the Purchaser and Pubco shall, and shall cause its affiliates to, from time to time, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably requested by Company or are necessary for the Company, upon the advice of counsel, to carry out the provisions of this TSA and give effect to the transactions contemplated hereby, including, without limitation, to enable the Company to register the Tokens, to enable the Tokens to qualify for or maintain an exemption from registration (to the extent any such exemptions are available), to comply with Money Laundering Laws, or to otherwise complete the transactions contemplated hereby and to comply with applicable laws as then in effect.

10.12 Force Majeure. Without limitation of anything else in this TSA, no Party shall be liable or responsible to any other Party, nor be deemed to have defaulted under or breached this TSA, for any failure or delay in fulfilling or performing any term of this instrument, including without limitation, delivering the Tokens, when and to the extent such failure or delay is caused by or results from acts beyond the affected party’s reasonable control, including, without limitation: (a) acts of God; (b) flood, fire, earthquake or explosion; (c) war, invasion, hostilities (whether war is declared or not), terrorist threats or acts or other civil unrest; (d) changes to applicable law; or (e) action by any Governmental Authority.

[signature page follows]

Avalanche (BVI) - Form Token Sale Agreement (U.S.)
18

IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed and delivered.

AVALANCHE (BVI), INC

By:
Name:
Title:
Email:	[***]

AVALANCHE CAYMAN

By:
Name:
Title:
Email:	[***]

Avalanche (BVI) - Form Token Sale Agreement (U.S.)

IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed and delivered.

AVALANCHE TREASURY COMPANY LLC

By:

Wallet Address: 0x7f74475783a0c8586cC469D10B2f4afC280a0a08

Avalanche (BVI) - Form Token Sale Agreement (U.S.)

IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed and delivered.

AVALANCHE TREASURY CORPORATION

By:

Avalanche (BVI) - Form Token Sale Agreement (U.S.)

EXHIBIT A

THE OFFER AND SALE OF THE TOKENS DESCRIBED HEREIN HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION. THIS TRANSACTION IS BEING MADE ONLY WITHIN THE UNITED STATES TO “ACCREDITED INVESTORS” (AS DEFINED IN SECTION 501 OF THE SECURITIES ACT). THE TOKENS MAY NOT BE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER APPLICABLE STATE AND FOREIGN LAWS.

The Purchaser hereby agrees and represents to the Company as follows:

1. The Purchaser understands that the Tokens may be deemed to bear the following legend (and even without this legend the restrictions imposed by Section 4 above continue to apply):

THE TOKENS PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION. THIS SALE IS BEING MADE ONLY TO “ACCREDITED INVESTORS” (AS DEFINED IN SECTION 501 OF THE SECURITIES ACT). THE TOKENS MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, UNLESS SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. THE TOKENS HAVE BEEN ACQUIRED TO HOLD FOR THE LONG TERM AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.

2. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (i.e., (a) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000, (b) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current year, (c) a corporation, limited liability company or partnership having total assets in excess of $5,000,000 that was not formed for the purpose of purchasing the Tokens pursuant to this TSA, or (d) otherwise meets the requirements for an “accredited investor” under Regulation D promulgated by the Securities and Exchange Commission under the Securities Act). The Purchaser has accurately and completely completed the accredited investor verification process required by the Company, if any.

3. The Purchaser is acquiring the Tokens solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof.

4. The Purchaser has been advised that, to the extent applicable, Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Tokens, were they to be deemed securities, and in any event requires that the Tokens generally be held for a minimum of one (1) year after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144.

5. Neither (i) the Purchaser, (ii) any of its directors, executive officers, other officers that may serve as director or officer of any company in which it invests, general partners or managing partners, nor (iii) any beneficial owner of the voting equity securities of the Purchaser (in accordance with Rule 262 of the Securities Act) is subject to of the disqualifying events listed in Rule 506(d)(1) of Regulation D under the Securities Act (a “Purchaser Event”), and there is no proceeding or investigation pending or, to the knowledge of Purchaser, threatened by any governmental authority, that would reasonably be expected to become the basis for a Purchaser Event.

Avalanche (BVI) - Form Token Sale Agreement (U.S.)

EXHIBIT B

Number of Tokens
Avalanche BVI	4,573,728.51
Avalanche Cayman	2,744,237.10
Total	7,317,965.61

Avalanche (BVI) - Form Token Sale Agreement (U.S.)